AMENDED AND RESTATED
                            ADMINISTRATION AGREEMENT

     This AMENDED AND RESTATED ADMINISTRATION AGREEMENT ("Agreement") is made as of this 1st day of July, 2008, by and between each Trust listed on Appendix A annexed hereto (each, a "Trust"), each a Delaware statutory trust, and Pioneer Investment Management, Inc., a Delaware corporation (the "Administrator").

     WHEREAS, each Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust wishes to engage the Administrator to provide certain administrative services to each Trust with respect to the series of the Trust designated in Appendix A annexed hereto from time to time (the "Funds"); and

     WHEREAS, the Administrator is willing to furnish such services on the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. Each Trust hereby engages the Administrator to perform the administrative services listed on Appendix B annexed hereto (as such Appendix may be revised from time to time by agreement of the parties) with respect to each Fund, except as otherwise provided in Appendix B with respect to accounting services to be provided by third parties to certain Funds, for the period and on the terms set forth in this Agreement. The Administrator accepts such engagement and agrees to render the services herein set forth, for the compensation herein provided.

2. Subject to the direction and control of the Board of Trustees (the Board), the Administrator shall perform the administrative services listed on Appendix
B. In no event shall the Administrator be deemed to have assumed any duties with respect to, or be responsible for, the distribution of the shares of any Fund, nor shall the Administrator be deemed to have assumed, or have any responsibility with respect to, functions specifically assumed by any investment adviser, transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by a Trust or a Fund to perform such functions. With respect to the legal services listed in Appendix B, it is recognized that such legal services are provided for the benefit of the Funds in conjunction with legal services separately provided to the Funds by their counsel, and nothing in this Agreement shall cause the Administrator to be responsible for the fees and disbursements of counsel to the Funds.

3. Subject to the Board's approval, the Administrator may employ one or more service providers, including affiliates of the Administrator, to provide certain of the services to be provided by the Administrator under this Agreement, by entering into a written agreement with each such entity on such terms as the Administrator determines to be necessary, desirable or appropriate, provided that in each case such contracts are entered into in accordance with all applicable requirements of the 1940 Act. Except as otherwise provided in paragraph 9, each Trust agrees that the Administrator shall not be accountable to the Trust or any Fund or any Fund's shareholders for any loss or other liability arising out of any error or omission by any such service provider.

4. Each Trust shall furnish to the Administrator such documents and information as may be necessary or appropriate to enable the Administrator to perform its duties hereunder and with such other documents and information with regard to each Fund's affairs as the Administrator may from time to time reasonably request.

5. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Administrator hereby agrees that any records that it maintains hereunder for any Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Administrator further agrees to arrange for the preservation of any of such records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

6. The Administrator shall supply the Board and the officers of each Trust with all information and reports reasonably required by them and reasonably available to the Administrator relating to the services provided by the Administrator hereunder.

7. (a) As compensation for the services performed by the Administrator, each Fund shall pay the Administrator as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund's name on Appendix A annexed hereto, based on the Fund's average daily net assets (or, as indicated on Appendix A, the Fund's average daily managed assets). The Administrator and the Funds agree that the fees payable under this Agreement will be reviewed from time to time. They also will be reviewed should the scope of the Administrator's services provided hereunder be amended by agreement of the parties. In connection with each such review, the Administrator will provide such information as the Trustees reasonably request to evaluate the benefits of this Agreement to the Funds and the fees hereunder, including an analysis of the costs to the Administrator of providing its services. If this Agreement is terminated with respect to any Fund as of any date not the last day of a month, the fee payable by such Fund shall be paid as promptly as possible after such date of termination, and shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in the month.

     (b) The Administrator shall furnish all facilities and personnel necessary for performing the Administrator's services hereunder and shall furnish to each Trust office space in the offices of the Administrator or in such other place as may be agreed upon from time to time. The Administrator shall pay directly or reimburse each Trust for all expenses not hereinafter specifically assumed by the Trust where such expenses are incurred by the Administrator or by the Trust in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the Trust. Each Trust, on behalf of each Fund that is a series of the Trust, shall assume and shall pay (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of a Fund's investment adviser (the "Manager") or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any investment adviser, administrator, custodian, transfer agent, plan agent, dividend disbursing agent, registrar or any other agent appointed by the Trust; (iv) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, any expenses in connection with any preferred shares, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Board of Trustees' (the "Board", and each Board member, a "Trustee") meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) any fees paid by the Trust in accordance with Rule 12b-1 promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the 1940 Act; (x) compensation of those Trustees of the Trust who are not affiliated with, or "interested persons" (as defined in the 1940 Act) of, the Manager, the Trust (other than as Trustees), Pioneer Investment Management USA Inc. or Pioneer Funds Distributor, Inc.; (xi) the cost of preparing and printing share certificates; (xii) any fees and other expenses of listing the Trust's shares on the New York Stock Exchange, American Stock Exchange or any other national stock exchange, (xiii) interest on borrowed money, if any; (xiv) fees payable by the Trust under management agreements and under this Agreement; and (xv) extraordinary expenses. Each Trust shall also assume and pay any other expense that the Trust, the Manager or any other agent of the Trust may incur not listed above that is approved by the Board (including a majority of the independent Trustees) as being an appropriate expense of the Trust. In addition, each Trust, on behalf of each Fund that is a series of the Trust, agrees to pay all brokers' and underwriting commissions chargeable to the Trust in connection with securities transactions to which the Fund is a party.

8. The Administrator assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any act or omission in the performance of the services, provided that nothing in this Agreement shall protect the Administrator against any liability to a Fund to which the Administrator otherwise would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in paragraph 9 and paragraph 10, the term "Administrator" shall include any affiliates of the Administrator performing services for a Trust or any Fund pursuant to this Agreement and the partners, shareholders, directors, officers and employees of the Administrator and such affiliates.

9. Each Fund separately shall indemnify and hold the Administrator harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by the Administrator resulting from or arising out of the provision of the Administrator's services, provided that this indemnification shall not apply to actions or omissions of the Administrator, its officers or employees resulting from or arising out of its or their own willful misfeasance, bad faith or gross negligence. The Administrator shall indemnify and hold each Fund harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by a Fund resulting from or arising out of the Administrator's, or its officers' or employees' own willful misfeasance, bad faith or gross negligence.

10. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Administrator who may also be a Trustee, officer, or employee of a Trust or any Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Administrator to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

11. For purposes of this Agreement, a Fund's "net assets" shall be determined as provided in the Fund's then-current Prospectus and Statement of Additional Information, and references to the "1940 Act" shall include any rule, regulation or applicable exemptive order of the Securities and Exchange Commission (the "SEC") thereunder and the interpretive guidance with respect to the 1940 Act by the SEC or its staff. "Managed assets" means the total assets of a Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or (iv) any other means. The liquidation preference on any preferred shares is not a liability.

12. This Agreement will become effective with respect to each Fund on the date first above written or such later date set forth opposite the Fund's name on Appendix A annexed hereto, provided that it shall have been approved by the applicable Trust's Board, and, unless sooner terminated as provided herein, will continue in effect for each Fund designated on Appendix A on the date hereof until December 31, 2009, and for each Fund added to Appendix A hereafter, until the date specified in Appendix A. Thereafter, if not terminated, this Agreement shall continue in effect with respect to each Fund for successive one-year terms, so long as each such term is approved by the Board.

13. This Agreement is terminable with respect to any Fund (i) without penalty, by the Board or (ii) by the Administrator upon not less than 90 days' written notice to the applicable Trust. This Agreement may be terminated with respect to one or more Funds without affecting the validity of this Agreement with respect to any other Fund designated on Appendix A.

14. The Administrator agrees that for services rendered to each Fund, or for any claim by it in connection with the services rendered to the Fund under this Agreement, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of any Trust. The undersigned officer of the Trusts has executed this Agreement not individually, but as an officer under each Trust's Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trusts individually.

15. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

16. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

18. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19. This Agreement amends and restates in its entirety the prior administration agreement in effect for each Trust and Fund.

                           [signature page to follow]

     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed by their officers thereunto duly authorized.

                                PIONEER SHORT TERM INCOME FUND




                                By:     /s/ Daniel K. Kingsbury
                                -----------------------------
                                Name:   Daniel K. Kingsbury
                                Title:  Executive Vice President and Trustee


                                PIONEER EMERGING MARKETS FUND




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER EQUITY INCOME FUND




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER EQUITY OPPORTUNITY FUND




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER FUND




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER FUNDAMENTAL GROWTH FUND




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER HIGH YIELD FUND




                                By: ______________________________________
                                Name:
                                Title:

                                PIONEER IBBOTSON ASSET ALLOCATION SERIES




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER INDEPENDENCE FUND




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER INTERNATIONAL EQUITY FUND




                                By: ______________________________________
                                Name:
                                Title:



                                PIONEER MID CAP GROWTH FUND




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER MID CAP VALUE FUND




                                By: ______________________________________
                                Name:
                                Title:

                                PIONEER MONEY MARKET TRUST




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER PROTECTED PRINCIPAL TRUST




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER REAL ESTATE SHARES




                                By: ______________________________________
                                Name:
                                Title:

                                PIONEER RESEARCH FUND




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER SELECT GROWTH FUND




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER SERIES TRUST I




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER SERIES TRUST II




                                By: ______________________________________
                                Name:
                                Title:

                                PIONEER SERIES TRUST III




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER SERIES TRUST IV




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER SERIES TRUST V




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER SERIES TRUST VI




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER SERIES TRUST VII




                                By: ______________________________________
                                Name:
                                Title:

                                PIONEER SERIES TRUST VIII




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER SERIES TRUST IX




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER SHORT TERM INCOME FUND




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER SMALL CAP VALUE FUND




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER STRATEGIC INCOME FUND




                                By: ______________________________________
                                Name:
                                Title:

                                PIONEER TAX FREE INCOME FUND




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER VALUE FUND




                                By: ______________________________________
                                Name:
                                Title:


                                PIONEER VARIABLE CONTRACTS TRUST




                                By:
                                Name:
                                Title:


                                PIONEER INVESTMENT MANAGEMENT, INC.




                                By:
                                Name:
                                Title:


                                                                                                        Appendix A





-------------------------- --------------------------- ------------------------------------ ---------------------
Trust                      Fund                        Effective Date/Initial Term Date     Fees (calculated as
                                                                                            a percent per annum
                                                                                            of the Fund's
                                                                                            average daily net
                                                                                            assets)

-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Bond Fund          Pioneer Bond Fund           Effective Date: July 1, 2008         0.0225%

                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Emerging Markets   Pioneer Emerging Markets    Effective Date: July 1, 2008         0.0225%
Fund                       Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Equity Income      Pioneer Equity Income Fund  Effective Date: July 1, 2008         0.0225%
Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Equity             Pioneer Equity              Effective Date: July 1, 2008         0.0225%
Opportunity Fund           Opportunity Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Fund               Pioneer Fund                Effective Date: July 1, 2008         0.0225%

                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Fundamental        Pioneer Fundamental         Effective Date: July 1, 2008         0.0225%
Growth Fund                Growth Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer High Yield Fund    Pioneer High Yield Fund                                          0.0225%
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------------------------------------------------------------------
Pioneer Ibbotson Asset
Allocation Series


-------------------------- --------------------------------------------------------------------------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Ibbotson            Effective Date: July 1, 2008         0.0175%
                           Aggressive Allocation Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Ibbotson            Effective Date: July 1, 2008         0.0175%
                           Conservative Allocation
                           Fund                        Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Ibbotson Growth     Effective Date: July 1, 2008         0.0175%
                           Allocation Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Ibbotson Moderate   Effective Date: July 1, 2008         0.0175%
                           Allocation Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Independence Fund  Pioneer Independence Fund   Effective Date: July 1, 2008         0.0225%

                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer International      Pioneer International       Effective Date: July 1, 2008         0.0225%
Equity Fund                Equity Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Mid Cap Growth     Pioneer Mid Cap Growth      Effective Date: July 1, 2008         0.0225%
Fund                       Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Mid Cap Value      Pioneer Mid Cap Value Fund  Effective Date: July 1, 2008         0.0225%
Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Money Market       Pioneer Cash Reserves Fund  Effective Date: July 1, 2008         0.0225%
Trust
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------------------------------------------------------------------
Pioneer Protected
Principal Trust
-------------------------- --------------------------------------------------------------------------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Protected           Effective Date: July 1, 2008         0.0225%
                           Principal Plus Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Protected           Effective Date: July 1, 2008         0.0225%
                           Principal Plus Fund II
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Real Estate        Pioneer Real Estate         Effective Date: July 1, 2008         0.0225%
Shares                     Shares
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Research Fund      Pioneer Research Fund       Effective Date: July 1, 2008         0.0225%

                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Select Growth      Pioneer Select Growth       Effective Date: July 1, 2008         0.0225%
Fund                       Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------------------------------------------------------------------
Pioneer Series Trust I
-------------------------- --------------------------------------------------------------------------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Oak Ridge Large     Effective Date: July 1, 2008         0.0225%
                           Cap Growth Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Oak Ridge Small     Effective Date: July 1, 2008         0.0225%
                           Cap Growth Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------------------------------------------------------------------
Pioneer Series Trust II
-------------------------- --------------------------------------------------------------------------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer AmPac Growth Fund   Effective Date: July 1, 2008         0.0225%

                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer AMT-Free CA         Effective Date: July 1, 2008         0.0225%
                           Municipal Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer AMT-Free            Effective Date: July 1, 2008         0.0225%
                           Municipal Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Growth Leaders      Effective Date: July 1, 2008         0.0225%
                           Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Growth              Effective Date: July 1, 2008         0.0225%
                           Opportunities Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Small and Mid Cap   Effective Date: July 1, 2008         0.0225%
                           Growth Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Tax Free Money      Effective Date: July 1, 2008         0.0225%
                           Market Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Series Trust III   Pioneer Cullen Value Fund   Effective Date: July 1, 2008         0.0225%

                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------------------------------------------------------------------
Pioneer Series Trust IV
-------------------------- --------------------------------------------------------------------------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Classic Balanced    Effective Date: July 1, 2008         0.0225%
                           Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Government Income   Effective Date: July 1, 2008         0.0225%
                           Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Institutional       Effective Date: July 1, 2008         0.0225%
                           Money Market Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Treasury Reserves   Effective Date: July 1, 2008         0.0225%
                           Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------------------------------------------------------------------
Pioneer Series Trust V
-------------------------- --------------------------------------------------------------------------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Global Select       Effective Date: July 1, 2008         0.0225%
                           Equity Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer High Income         Effective Date: July 1, 2008         0.0225%
                           Municipal Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Oak Ridge All Cap   Effective Date: July 1, 2008         0.0225%
                           Growth Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Select Research     Effective Date: July 1, 2008         0.0225%
                           Growth Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Select Research     Effective Date: July 1, 2008         0.0225%
                           Value Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Series Trust VI    Pioneer Floating Rate       Effective Date: July 1, 2008         0.0225%
                           Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Series Trust VII
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Global High Yield   Effective Date: July 1, 2008         0.0225%
                           Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Global              Effective Date: July 1, 2008         0.0225%
                           Diversified Equity Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Global Aggregate    Effective Date: July 1, 2008         0.0225%
                           Bond Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Series Trust VIII  Pioneer International       Effective Date: July 1, 2008         0.0225%
                           Value Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Series Trust IX    Pioneer Europe Select       Effective Date: July 1, 2008         0.0225%
                           Equity Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Short Term         Pioneer Short Term Income   Effective Date: July 1, 2008         0.0225%
Income Fund                Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Small Cap Value    Pioneer Small Cap Value     Effective Date: July 1, 2008         0.0225%
Fund                       Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Strategic Income   Pioneer Strategic Income    Effective Date: July 1, 2008         0.0225%
Fund                       Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Tax Free Income    Pioneer Tax Free Income     Effective Date: July 1, 2008         0.0225%
Fund                       Fund
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
Pioneer Value Fund         Pioneer Value Fund          Effective Date: July 1, 2008         0.0225%

                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------------------------------------------------------------------
Pioneer Variable
Contracts Trust
-------------------------- --------------------------------------------------------------------------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Bond VCT            Effective Date: July 1, 2008         0.0225%
                           Portfolio
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Cullen Value VCT    Effective Date: July 1, 2008         0.0225%
                           Portfolio
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Emerging Markets    Effective Date: July 1, 2008         0.0225%
                           VCT Portfolio
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Equity Income VCT   Effective Date: July 1, 2008         0.0225%
                           Portfolio
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Fund VCT            Effective Date: July 1, 2008         0.0225%
                           Portfolio
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Global High Yield   Effective Date: July 1, 2008         0.0225%
                           VCT Portfolio
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Growth              Effective Date: July 1, 2008         0.0225%
                           Opportunities VCT
                           Portfolio                   Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Independence VCT    Effective Date: July 1, 2008         0.0225%
                           Portfolio
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer High Yield VCT      Effective Date: July 1, 2008         0.0225%
                           Portfolio
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Ibbotson            Effective Date: July 1, 2008         0.0175%
                           Aggressive Allocation VCT
                           Portfolio                   Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Ibbotson Growth     Effective Date: July 1, 2008         0.0175%
                           Allocation VCT Portfolio
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Ibbotson Moderate   Effective Date: July 1, 2008         0.0175%
                           Allocation VCT Portfolio
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer International       Effective Date: July 1, 2008         0.0225%
                           Value VCT Portfolio
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Mid Cap Value VCT   Effective Date: July 1, 2008         0.0225%
                           Portfolio
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Money Market VCT    Effective Date: July 1, 2008         0.0225%
                           Portfolio
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Oak Ridge Large     Effective Date: July 1, 2008         0.0225%
                           Cap Growth VCT Portfolio
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Real Estate         Effective Date: July 1, 2008         0.0225%
                           Shares VCT Portfolio
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Small Cap Value     Effective Date: July 1, 2008         0.0225%
                           VCT Portfolio
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------
-------------------------- --------------------------- ------------------------------------ ---------------------
                           Pioneer Strategic Income    Effective Date: July 1, 2008         0.0225%
                           VCT Portfolio
                                                       Initial Term: July 1,
                                                       2008-December 31, 2009
-------------------------- --------------------------- ------------------------------------ ---------------------


                                                                Appendix B



                            ADMINISTRATION AGREEMENT

                             Accounting Services


Fund Accounting

Maintain all accounting records for Funds

o Calculate and report daily net asset values per share and yields o Recommend income and capital gains distribution rates o Prepare Funds' financial statements and assist in Fund audits

Shareholder Reporting and Audit Liaison

o Prepare and file (via EDGAR) shareholder reports required by Rule 30e-1 under the 1940 Act and reports on Forms N-CSR, N-Q and N-SAR as required by Rules 30d-1 and 30b-1 under the 1940 Act
o Manage the Funds' audit processes to ensure timely completion of financial statements and shareholder reports
o Prepare reports related to advisory contract renewals for the Trustees' review, as well as other materials that any Board may request from time to time
o Provide financial information for prospectus updates and other regulatory filings
o Prepare and furnish the Funds with performance information (including yield and total return information) calculated in accordance with applicable U.S. securities laws and report to external entities such information

Pricing and Corporate Actions

o Ensure accuracy and timeliness of prices supplied by external sources to be used in daily valuations of all security positions held by each Fund
o    Support corporate actions and bankruptcy proof of claim analyses
o Validate and communicate class action and bankruptcy proof of claim information
o    Present periodic valuation reports to Funds' Boards

Systems and Administration

o Provide direction, supervision and administrative support to all Fund Accounting, Administration and Controllership (FAACS) teams providing Accounting Services hereunder
o Provide systems support to users of Fund accounting and portfolio pricing software, and manage relationships with applicable software and hardware vendors
o    Develop and maintain applications and systems interfaces for FAACS teams

Controllership Services

o Manage Fund expense payment cycles (e.g., timeliness and accuracy of payments, allocation of costs among Funds)
o    Coordinate and standardize Fund expense accruals and budgeting
o    Provide expense reports as required
o Compile daily reports of shareholder transactions from all sources for entry into Fund books
o Provide daily reconciliation of receivable, payable and share accounts between Funds' records and sources of shareholder transactions
o    Manage the daily process to minimize "as of" gains and losses to Funds
o    Communicate daily Fund prices
o Provide information and consultation on financial matters relating to the Funds including, without limitation, dividend distributions, expense pro formas, expense accruals and other matters

Tax Services

o Manage the Funds' federal, state and applicable local tax preparation and reporting
o    Prepare fiscal and excise tax distribution calculations
o Prepare and file federal, state and any local income tax returns, including tax return extension requests
o    Prepare shareholder year-end reporting statements
o Provide the appropriate amounts and characterization of distributions declared during the calendar year for Forms 1099 and similar reporting
o Periodically review and determine distributions to be paid to shareholders pursuant to Sub Chapter M requirements
o Consult with the Funds' Treasurer on various tax issues as they arise and with the Funds' auditors when appropriate

                            ADMINISTRATION AGREEMENT

                                 Legal Services


Registration Statements, Proxy Statements and Related Securities and Exchange Commission ("SEC") Filings

o    Maintain SEC filing calendar for the Funds' Registration Statement filings

o Prepare and file (via EDGAR) amendments to the Funds' Registration Statements, including preparing prospectuses and statements of additional information (placeCitySAIs)

o Prepare and file (via EDGAR) supplements to the Funds' prospectuses and registration statements

o Prepare and file (via EDGAR) Fund proxy statements; provide consultation on proxy solicitation matters (i.e., with regard to the solicitation and tabulation of proxies in connection with shareholder meetings; the coordination of the printing and distribution of proxy materials, etc.)

o Review comments from the SEC on Fund registration statements and proxy statement filings and contribute to the preparation of responses to such comments

o Conduct and manage use of software utilized to aid in maintaining content of disclosure in Fund prospectuses and placeCitySAIs, including related language database

o    Prepare and file (via EDGAR) Rule 24f-2 Notices

o    SEC Electronic Filing (EDGAR) Responsibilities

     o Maintain and develop enhancements to Pioneer's EDGAR-related systems and procedures, including contingency planning

     o Maintain EDGAR related databases and document archives
     o Liaise with third party EDGAR agents when necessary

Blue Sky Administration (State Registration)

o Principal liaison with Blue Sky vendor (the fees and expenses of which are charged separately to the applicable Funds)
o    Coordinate SEC filing schedule and Fund documentation with Blue Sky vendor
o    Monitor status of state filings with Blue Sky vendor
o    Transfer Agent coordination
o    Review Blue Sky vendor statements and invoices
o    Conduct Blue Sky vendor due diligence, as appropriate

     - Hiring oversight

     - In-person meetings

     - Independent audit of services

Shareholder Report Review and Support

o Review annual and semi-annual shareholder reports, including review of text of footnotes, as well as management's discussion of Fund performance, Trustee and officer background information and other non-financial statement aspects of reports
o Provide consulting to FAACS in meeting regulatory requirements applicable to financial statements
o With Fund counsel and FAACS, review comments from the SEC on Fund financial statement filings and assist in the preparation of responses to such comments

Corporate Secretarial and Governance Matters

o Maintain general calendar for Trustee meetings (including meetings of committees of Boards); track items that require annual or other periodic review and/or approval by Trustees; coordinate meeting presentations
o Maintain awareness of regulatory changes and track compliance dates with respect thereto
o Prepare agenda and background materials for Trustee and Board committee meetings (i.e., memoranda, proposed resolutions), attend meetings, prepare minutes and follow up on matters raised at meetings
o Review draft materials and coordinate review by Trustees and external personnel (i.e., Fund counsel and auditors)
o    Produce and distribute materials to Trustees and other meeting attendees
o Oversee vendors and technology that facilitate assembly, production and distribution of Trustee materials
o    Attend and assist in coordination of shareholder meetings
o Monitor fidelity bond and directors' and officers' errors and omissions policies and make required filings with the SEC; act as principal liaison with Funds' insurance carriers and agents; coordinate amendments to and annual renewals of policies and coverage, including completion of materials for Board consideration
o Maintain Fund records required by Section 31 of the 1940 Act and the rules thereunder, except those records that are either the responsibility of the Fund's Manager under the management agreements with the Funds or otherwise are maintained by the Funds' other service providers (e.g., subadviser, custodian, transfer agent)
o Maintain corporate records on behalf of the Funds, including, but not limited to, copies of minutes, contracts and Trustee meeting materials

Miscellaneous Services

o Preparation and filing of the Funds' Form N-SAR, Form N-CSR, Form N-Q and Form N-PX filings
o    Prepare and make  Section 16 filings on behalf of the officers and Trustees of the closed-end Funds

                            ADMINISTRATION AGREEMENT

                               Compliance Services


o Assist the Funds in responding to routine and non-routine regulatory inquiries, examinations and investigations

o Provide consultation on regulatory matters relating to Fund operations and any potential changes in the Funds' investment policies, operations or structure

o Develop or assist in developing guidelines and procedures to improve overall compliance by the Funds and their various agents

o Oversee implementation and testing of the Funds' compliance-related policies and procedures